Consolidated VIEs and Noncontrolling Interests	12 Months Ended
Dec. 31, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Consolidated VIEs and Noncontrolling Interests
Note 10. Consolidated VIEs and Noncontrolling Interests
As of December 31, 2022 and 2021, JapanCo, LatamCo, WeCap Manager, and WeCap Holdings Partnership are the Company's only consolidated VIEs. The Company is considered to be the primary beneficiary as we have the power to direct the activities of the VIEs that most significantly impact the VIEs’ economic performance and the right to receive benefits that could potentially be significant to the VIEs. As a result, these entities remain consolidated subsidiaries of the Company and the interests owned by the other investors and the net income or loss and comprehensive income or loss attributable to the other investors are reflected as Redeemable noncontrolling interests and Noncontrolling interests on WeWork's Consolidated Balance Sheets, Consolidated Statements of Operations and Consolidated Statements of Comprehensive Loss, respectively.
The following table includes selected consolidated financial information as of December 31, 2022 and 2021 of the Company's consolidated VIEs, as included in its Consolidated Financial Statements, in each case, after intercompany eliminations.

	December 31, 2022		December 31, 2021
(Amounts in millions)	SBG JVs(1)	Other VIEs(2)	SBG JVs(1)	Other VIEs(2)
Consolidated VIE Balance Sheets information:
Cash and cash equivalents	$55	$6	$101	$8
Property and equipment, net	498	—	621	—
Restricted cash	3	—	10	—
Total assets	2,299	10	2,708	15
Long-term debt, net	3	—	6	—
Total liabilities	2,176	3	2,368	3
Redeemable stock issued by VIEs	80	—	80	—
Total net assets(3)	43	7	260	12

The following tables include selected consolidated financial information for the years ended December 31, 2022, 2021 and 2020, of the Company's consolidated VIEs, as included in its Consolidated Financial Statements, for the periods they were considered VIEs and in each case, after intercompany eliminations.

	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020
(Amounts in millions)	SBG JVs(1)	Other VIEs(2)	SBG JVs(1)	Other VIEs(2)	SBG JVs(1)	Other VIEs(2)
Consolidated VIE Statements of Operations information:
Total revenue	$429	$14	$262	$15	$498	$21
Net income (loss)	(252)	3	(192)	2	(750)	(3)

	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020
(Amounts in millions)	SBG JVs(1)	Other VIEs(2)	SBG JVs(1)	Other VIEs(2)	SBG JVs(1)	Other VIEs(2)
Consolidated VIE Statements of Cash Flows information:
Net cash provided by (used in) operating activities	$(107)	$5	$(117)	$5	$(38)	$3
Net cash used in investing activities	(16)	—	(27)	—	$(237)	$(1)
Net cash provided by (used in) financing activities	42	(8)	94	(1)	$73	$(2)

(1)The “SBG JVs” include JapanCo, LatamCo, ChinaCo and PacificCo, as of and for the periods that each represented a consolidated VIE. The ChinaCo Deconsolidation occurred on October 2, 2020 and as a result, ChinaCo results and balances are not included above for the period subsequent to deconsolidation. The PacificCo Roll-up occurred on April 17, 2020 and as a result, PacificCo results and balances are not included above for the period subsequent to April 17, 2020. The Company entered into the LatamCo agreement on September 1, 2021 and, as a result, LatamCo results and balances are not included above for the period prior to September 1, 2021. The consent of an affiliate of SoftBank Group Capital Limited is required for any dividends to be distributed by JapanCo and LatamCo. As a result, any net assets of JapanCo and LatamCo would be considered restricted net assets to the Company as of December 31, 2022. The net assets of the SBG JVs include membership interest in JapanCo issued to affiliates of SBG with liquidation preferences totaling $500 million as of December 31, 2022 and 2021 and ordinary shares in LatamCo totaling $80 million as of December 31, 2022 and 2021 that are redeemable upon the occurrence of event that is not solely within the control of the company. After reducing the net assets of the SBG JVs by the liquidation preference associated with such membership interest and redeemable ordinary shares, the remaining net assets of the SBG JVs are negative as of December 31, 2022 and December 31, 2021.
(2)For the years ended December 31, 2022 and 2021, "Other VIEs" includes WeCap Manager and WeCap Holdings Partnership. For the year ended December 31, 2020, "Other VIEs” includes WeCap Manager, WeCap Holdings Partnership, WeWork Waller Creek, 424 Fifth Venture and the Creator Fund in the periods prior to any disposal or deconsolidation as discussed above.
(3)Total net assets represents total assets less total liabilities and redeemable stock issued by VIEs after the total assets and total liabilities have both been reduced to remove amounts that eliminate in consolidation.
The assets of consolidated VIEs will be used first to settle obligations of the applicable VIE. Remaining assets may then be distributed to the VIEs' owners, including the Company, subject to the liquidation preferences of certain noncontrolling interest holders and any other preferential distribution provisions contained within the operating agreements of the relevant VIEs. Other than the restrictions relating to the Company’s SBG JVs as discussed in (1) above, third-party approval for the distribution of available net assets is not required for the Company’s Other VIEs as of December 31, 2022. See Note 26 for a discussion of additional restrictions on the net assets of WeWork Companies LLC.
WeWork Partnership
On October 21, 2021, Mr. Neumann converted 19,896,032 vested WeWork Partnership Profits Interest Units into WeWork Partnership Class A common units. On the date of the conversion notice, the distribution threshold of Mr. Neumann’s vested profits interest units was $10.38, and the catch-up base amount was $0.00 for a conversion fair value of $234 million. The Company recorded the conversion as a Noncontrolling interest on its Consolidated Balance Sheets at the conversion fair value. On December 31, 2021, Mr. Neumann transferred all of his WeWork Partnership Class A Common Units to NAM WWC Holdings, LLC, which is Mr. Neumann’s affiliated investment vehicle. During the years ended December 31, 2022 and 2021, NAM WWC Holdings, LLC owned 2.72% and 2.74%, respectively, of the WeWork Partnership and the Company allocated a loss of $56 million and $16 million for the years ended December 31, 2022 and 2021, respectively, which was based on the relative ownership interests of Class
A common unit holders in the WeWork Partnership in the Company’s Consolidated Statements of Operations.
JapanCo
During 2017, a consolidated subsidiary of the Company (“JapanCo”) entered into an agreement with an affiliate of SBG for the sale of a 50.0% membership interest in JapanCo for an aggregate contribution of $500 million which was funded over a period of time. During the year ended December 31, 2022, JapanCo received additional contributions from the members, including an additional contribution of $31 million from affiliates of SBG resulting in no change in ownership interest of JapanCo. In accordance with ASC 810, it was determined that the combined interest of the Company and its related party, the affiliate of SBG, are the primary beneficiary of JapanCo. The Company was also determined to be the related party that is most closely associated to JapanCo as the activities that most significantly impact JapanCo's economic performance are aligned with those of the Company. Prior to the Business Combination, the Series A Preferred Stock were redeemable under certain circumstances set forth in the membership agreement at the option of the holder. Due to these redemption features as of December 31, 2020, the portion of consolidated equity attributable to the outside investors' interests in JapanCo are reflected as redeemable noncontrolling interests, within the mezzanine section of the Consolidated Balance Sheets. Effective on the Closing of the Business Combination (as described in Note 3) the redemption features were eliminated and the noncontrolling interests are reflected in the equity section of the accompanying Consolidated Balance Sheets as of December 31, 2022 and 2021. As long as the investors remain shareholders of JapanCo, JapanCo will be the exclusive operator of the Company’s WeWork branded space-as-a-service businesses in Japan.
LatamCo
During September 2021, a consolidated subsidiary of the Company (“LatamCo”) entered into an agreement with SoftBank Latin America ("SBLA"), an affiliate of SBG, for the sale of 71.0% interest (with up to 49.9% voting power) in LatamCo for an aggregate contribution of $80 million funded through equity and secured promissory notes, in exchange for ordinary shares of LatamCo. As of December 31, 2021, LatamCo received the total contributions totaling $80 million. It was determined that the combined interest of the Company and SBLA, the affiliate of SBG, are the primary beneficiaries of LatamCo. The Company was also determined to be the related party that is most closely associated to LatamCo as the activities that most significantly impact LatamCo's economic performance are aligned with those of the Company. Due to the sell-out rights discussed below, the portion of consolidated equity attributable to the SBLA’s interests in LatamCo are reflected as Redeemable noncontrolling interest within the mezzanine section of the accompanying Consolidated Balance Sheets as of December 31, 2022. Upon formation of LatamCo, the Company contributed its businesses in Argentina, Mexico, Brazil, Colombia and Chile (collectively, the "Greater Latin American territory"), committed to fund $13 million to LatamCo, and remains as guarantor on certain lease obligations, in exchange for ordinary shares of LatamCo.
In February 2022, a fully owned subsidiary of the Company contributed its business in Costa Rica, transferring 100% interest to LatamCo, and granted LatamCo the exclusive right to operate the Company’s business in Costa Rica under the WeWork brand, in exchange for a waiver by SBG, an affiliate of SBLA, of its right to be reimbursed by the Company for $7 million of the remaining reimbursement obligation in connection with the SoftBank Transactions (as discussed in Note 27). Upon the contribution of its business in Costa Rica, Costa Rica is considered as part of the Greater Latin American territory.
Pursuant to the terms of the agreement, the Company was liable up to $27 million for costs related to the termination of certain leases within the first 12 months of the agreement. As of December 31, 2022, the Company had incurred $13 million of termination costs. In September 2022, the Company entered into an amended agreement removing the remaining liability for costs related to the termination of certain leases. Pursuant to the terms of the amended agreement, the Company is liable for the monthly reimbursements of certain real estate operating lease costs on certain leases through the end of their lease term, the remaining liability is approximately $29 million as of December 31, 2022. The longest lease term extends through 2034.
Pursuant to the terms of the agreement, an additional $60 million may be received by LatamCo from the exercise of SBLA's call options during the first and second year of operations. Further, SBLA maintains sell-out rights based on the performance of LatamCo, exercisable between September 1, 2025 and August 31, 2026, and the Company holds subsequent buy-out rights exercisable between September 1, 2027 and August 31, 2028. The stock associated with SBLA’s sell-out rights was initially recorded based on the fair value at the time of issuance. While SBLA’s ownership interest is not currently redeemable, based on management’s consideration of LatamCo’s expected future operating cash flows, it is not probable at December 31, 2022 that SBLA’s interest will become redeemable. The Company will accrete changes in the carrying value of the noncontrolling interest (redemption value) from the date that it becomes probable that the interest will become redeemable to the earliest redemption date, through an adjustment to additional paid-in capital.
Provided that certain investors remain shareholders of LatamCo, LatamCo will be the exclusive operator of the Company’s businesses in the Greater Latin American territory.
WeCap Manager
WeWork Capital Advisors LLC (the "WeCap Manager") is a majority-owned subsidiary of the Company and its controlled affiliates. The WeCap Manager is also 20% owned by another investor and its affiliates (other than the WeCap Manager) (together with the Company, the “Sponsor Group”), a global alternative asset management firm with assets under management across its private equity and real estate platforms. The portion of consolidated equity attributable to the outside investor's interest in the WeCap Manager is reflected as a noncontrolling interest in the equity section of the accompanying Consolidated Balance Sheets as of December 31, 2022 and 2021.
The WeCap Manager earns customary management fees, subject to provisions of the governing documents of the WeCap Manager relating to funding of losses incurred by the WeCap Manager. During the years ended December 31, 2022, 2021 and 2020, the WeCap Manager recognized $14 million, $15 million and $25 million, respectively, in management fee income, which is classified as other revenue as a component of the Company's total revenue on the accompanying Consolidated Statements of Operations.
WeCap Holdings Partnership
WeCap Manager and the Sponsor Group (collectively, "WeCap Investment Group") also includes the Company's general partner interests in WPI Fund, ARK Master Fund, and included its investment in DSQ prior to its sale in September 2022 (each term as defined in Note 13), held through a limited partnership (the "WeCap Holdings Partnership"). The Company consolidates the WeCap Holdings Partnership. Net carried interest distributions earned in respect of the WeCap Investment Group from its investments are distributable to the Company, indirectly through the WeCap Holdings Partnership, based on percentages that vary by the WeCap Investment Group vehicle and range from a 50% to 85% share to the Company of total net carried interest distributions received by the WeCap Holdings Partnership (after a profit participation allocation to certain personnel associated with the WeCap Manager). The portion of consolidated equity attributable to outside investor's interest in the WeCap Holdings Partnership is reflected as a noncontrolling interest in the equity section of the accompanying Consolidated Balance Sheets as of December 31, 2022 and 2021.
Primarily because WeWork's investments through the WeCap Holdings Partnership in the underlying real estate acquisition vehicles generally represent a small percentage of the total capital invested by third parties, and the terms on which we have agreed to provide services and act as general partner are consistent with the market for similar arrangements, the underlying real estate acquisition vehicles managed by the WeCap Manager are generally not consolidated in the Company's financial statements (subject to certain exceptions based on the specific facts of the particular vehicle). The Company accounts for its share of the underlying real estate acquisition vehicles as unconsolidated investments under the equity method of accounting. See Note 13 for additional details regarding the holdings of WeCap Holdings Partnership.
As of December 31, 2022 and 2021, JapanCo, LatamCo, WeCap Manager, and WeCap Holdings Partnership are the Company's only consolidated VIEs. During the year ended December 31, 2020, 424 Fifth Venture, Creator Fund, ChinaCo, and PacificCo, each as discussed and defined below, are no longer VIEs of the Company.
424 Fifth Venture
The 424 Fifth Venture is a consolidated subsidiary of the Company which was owned 17.2% by the Company, 44.8% by the WPI Fund and 38.0% by another investor, immediately prior to the redemption of the noncontrolling interest holders in March 2020 described below ("424 Fifth Venture"). Prior to redemption in March 2020, the Company was determined to be the primary beneficiary of 424 Fifth Venture as (i) the Company had the power to direct the activities of 424 Fifth Venture through the Company's role as development manager and master lease tenant of the ongoing development project (as described below) and (ii) the obligation to absorb losses and receive benefits through its equity ownership. Accordingly, the portion of consolidated equity attributable to the interest of the 424 Fifth Venture's other investors was reflected as noncontrolling interest within the equity section of the accompanying Consolidated Balance Sheets. Upon completion of the redemption of the noncontrolling interest holders in March 2020, the 424 Fifth Venture became a wholly owned subsidiary of the Company.
In March 2020, the real estate investment located in New York City ("424 Fifth Property") was sold by the 424 Fifth Venture to an unrelated third party for a gross purchase price of approximately $978 million. Included in the sale was $357 million in land and $654 million in construction in progress associated with the investment. The $930 million in net cash proceeds received at closing were net of closing costs and holdbacks. Of the total consideration, $15 million was held back at closing, of which $5 million and $10 million was received as of December 31, 2022 and 2021. The Company recognized an impairment loss on the assets sold totaling $54 million, included in impairment expense/(gain on sale) of goodwill, intangibles and other assets on the accompanying Consolidated Statements of Operations during the year ended December 31, 2020.
The underlying debt facility that secured the 424 Fifth Property since acquisition was extinguished upon the sale (see Note 17 for further details). In March 2020, in connection with the sale of the 424 Fifth Property, the Company also made a payment of $128 million to the 424 Fifth Venture and the 424 Fifth Venture made redemption payments to the noncontrolling interest holders totaling $315 million including a return of capital of $272 million and a return on their capital of $43 million.
The sale and debt extinguishment also resulted in the termination in March 2020 of the Company’s original development management agreements over the property, its 20 year master lease of the property, its $1.2 billion lease guaranty, various loan guarantees, various loan covenant requirements and various partnership guarantees and indemnities entered into in connection with the original acquisition.
Upon the sale of the property, a wholly owned subsidiary of the Company entered into an escrow and construction agreement with the buyer, for approximately $0.2 billion to finalize the core and shell infrastructure work of the property (see Note 19 for further details).
Creator Fund
During 2018, the Company launched a fund (the “Creator Fund”) that previously made investments in recipients of WeWork's “Creator Awards” and other investments through use of a venture capital strategy. A wholly-owned subsidiary of the Company was the managing member of the Creator Fund. As of September 17, 2020, the Creator Fund had received contributions from SoftBank Group Capital Limited totaling $72 million, representing 99.99% of the interest of the Creator Fund. No contributions were received during the years ended December 31, 2022 and 2021, respectively. Prior to the transfer of rights described below, the Company was determined to be the primary beneficiary of the Creator Fund as (i) the Company had the power to direct the activities of the Creator Fund as the managing member and (ii) the obligation to absorb losses and receive benefits through its carried interest. Prior to the the transfer of rights discussed below, the portion of consolidated equity attributable to the interest of the Creator Fund’s investors prior to the transfer of rights was reflected as Noncontrolling interests, within the equity section of the Consolidated Statements of Changes in Convertible Preferred Stock, Noncontrolling Interest and Equity.
In September 2020, the Company agreed to transfer its rights as managing member and all of its other rights, titles, interests, obligations and commitments in respect of the Creator Fund to an affiliate of SBG. Accordingly, the Company no longer has a variable interest in the Creator Fund and is no longer the primary beneficiary and the Company has deconsolidated the net assets of the Creator Fund and removed the carrying amount of the Noncontrolling interest from the Consolidated Balance Sheets as of December 31, 2020. As substantially all of the net assets of the Creator Fund were previously allocated to the noncontrolling interests, no gain or loss was recognized on deconsolidation of the Creator Fund. In connection with this transaction, the parties also agreed that WeWork would not be required to reimburse SBG for the $22 million Creator Awards production services reimbursement obligation payable to an affiliate of SBG as of December 31, 2019, as described in Note 27. As SBG is a principal shareholder of the Company, the forgiveness of this obligation was accounted for as a capital contribution and reclassified from Liabilities to Additional paid-in-capital during the year ended December 31, 2020.
ChinaCo
During 2017 and 2018, a consolidated subsidiary of the Company (“ChinaCo”) sold to investors $500 million of Series A Preferred Stock at a price of $10.00 per share and a liquidation preference of $10.00 per share and $500 million of Series B Preferred Stock at a price of $18.319 per share and a liquidation preference of $18.319 per share. Prior to the ChinaCo Agreement (defined below), the Series A Preferred Stock were redeemable under certain circumstances set forth in the shareholders' agreement at the option of the holder. Due to these redemption features the portion of consolidated equity attributable to ChinaCo's Series A and B Preferred shareholders were reflected as redeemable noncontrolling interests, within the mezzanine section of the accompanying Consolidated Balance Sheets as of December 31, 2019. As of December 31, 2019, ChinaCo had also issued a total of 45,757,777 Class A Ordinary Shares in connection with an acquisition of naked Hub Holdings Ltd. (“naked Hub”) that occurred during 2018 and an additional 2,000,000 Class A Ordinary Shares to a consultant as described in Note 24. The portion of consolidated equity attributable to ChinaCo's Class A Ordinary shareholders were reflected as noncontrolling interest, within the equity section of the Consolidated Statements of Changes in Convertible Preferred Stock, Noncontrolling Interest and Equity for the year ended December 31, 2019.
Pursuant to the terms of the shareholders' agreement of ChinaCo, as long as certain investors remain shareholders of ChinaCo, ChinaCo will be the exclusive operator of the Company’s businesses in the “Greater China” territory, defined in the agreement to include China, Hong Kong, Taiwan and Macau.
In August 2020, a wholly owned subsidiary of WeWork Inc. made a short-term loan to ChinaCo totaling $25 million (the "ChinaCo Loan"). In connection with ChinaCo's 2018 acquisition of naked Hub, as of December 31, 2019, ChinaCo also had a $191 million obligation to reimburse a wholly owned subsidiary of WeWork Inc. for WeWork Inc. shares issued to the sellers of naked Hub (the "Parent Note"). As ChinaCo was consolidated as of December 31, 2019, the Parent Note was eliminated against the Company's receivables in the Company's Consolidated Financial Statements.
In September 2020, the shareholders of ChinaCo and an affiliate of TrustBridge Partners ("TBP"), also an existing shareholder of ChinaCo, executed a restructuring and Series A subscription agreement (the "ChinaCo Agreement"). Pursuant to the ChinaCo Agreement, TBP agreed to subscribe for a new series of ChinaCo shares for $100 million in total gross proceeds to ChinaCo, received in connection with the initial investment closing on October 2, 2020 (the “Initial Investment Closing”) and an additional $100 million in gross proceeds to ChinaCo, with such additional shares issued and proceeds to be received at the earlier of 1 year following the Initial Investment Closing or such earlier date as determined by the ChinaCo board, to the extent such funds are necessary to support the operations of ChinaCo (the “Second Investment Closing”). The ChinaCo Agreement also included the restructuring of the ownership interests of all other preferred and ordinary shareholders’ interests into new ordinary shares of ChinaCo and the conversion of the $191 million Parent Note and certain other net intercompany payables totaling approximately $42 million, payable by ChinaCo to various wholly owned subsidiaries of WeWork Inc. into new ordinary shares of ChinaCo such that subsequent to the Initial Investment Closing in October 2020, and as of December 31, 2020, WeWork held 21.6% of the total shares issued by ChinaCo. On September 29, 2021, TBP provided $100 million to ChinaCo, effectuating the Second Investment Closing. The Company's remaining interest was diluted down to 19.7% in connection with the Second Investment Closing. Prior to the Second Investment Closing TBP held a total of 50.5% of the total shares issued by ChinaCo subsequent to the Initial Investment Closing. As of December 31, 2022, and following the Second Investment Closing, TBP holds 55.0% of the total shares. TBP's shares are preferred shares which have a liquidation preference totaling $100 million and $200 million as of the Initial Investment Closing and the Second Investment Closing, respectively.
Upon the Initial Investment Closing on October 2, 2020, ChinaCo received the $100 million in gross proceeds from TBP and a portion of those proceeds were used to repay WeWork $25 million for the ChinaCo Loan. In addition, pursuant to the terms of the ChinaCo Agreement, the rights of the ChinaCo shareholders were also amended such that upon the Initial Investment Closing, WeWork no longer retained the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. As a result, WeWork was no longer the primary beneficiary of ChinaCo and ChinaCo was deconsolidated from the Company's Consolidated Financial Statements on October 2, 2020 (the "ChinaCo Deconsolidation"). The Company's remaining 21.6% ordinary share investment was valued at $26 million upon deconsolidation and will be accounted for as an equity method investment as the Company has retained rights that allow it to exercise significant influence over ChinaCo as a related party.
During the fourth quarter of 2020, the Company recorded a loss on the ChinaCo Deconsolidation of $153 million included in Impairment expense/(gain on sale) of goodwill, intangibles and other assets in the Consolidated Statements of Operations calculated based on the difference between (i) the $26 million fair value of the Company's retained equity method investment in ChinaCo plus the carrying amount of the noncontrolling interest in ChinaCo as of the date of the ChinaCo Deconsolidation, which was in a negative deficit position of $(23) million and (ii) the carrying value of ChinaCo's net assets just prior to the ChinaCo Deconsolidation of $157 million.
The remeasurement loss recognized on deconsolidation primarily relates to the remeasurement of our retained equity method investment in ChinaCo, recorded at fair value upon deconsolidation, in comparison to the carrying value of the net intercompany receivables that were converted into equity in ChinaCo in conjunction with the ChinaCo restructuring that ultimately resulted in the ChinaCo Deconsolidation.
The net assets of ChinaCo that were deconsolidated on October 2, 2020, included a total of $344 million of goodwill related to ChinaCo's 2018 acquisition of naked Hub. As this goodwill was integrated into the Company's single reporting unit, upon deconsolidation of a portion of the reporting unit, the Company's total goodwill was reallocated among the Company and ChinaCo on a relative fair value basis with $316 million of ChinaCo's goodwill retained by the Company with a corresponding increase to additional paid-in capital and $29 million of ChinaCo's goodwill was deconsolidated.
See Note 27 for details regarding various related party fees payable by ChinaCo to the Company subsequent to the ChinaCo Deconsolidation.
ChinaCo contributed the following to the Company's Consolidated Statements of Operations prior to its deconsolidation on October 2, 2020, in each case excluding amounts that eliminate in consolidation:

	Year Ended December 31,
(Amounts in millions)	2022	2021	2020
Revenue	$—	$—	$206
Location operating expenses	—	—	266
Pre-opening location expenses	—	—	14
Selling, general and administrative expenses	—	—	69
Restructuring and other related (gains) costs	—	—	(19)
Impairment expense/(gain on sale) of goodwill, intangibles and other assets	—	—	450
Depreciation and amortization	—	—	39
Total expenses	—	—	819
Total interest and other income (expense), net	—	—	3
Net loss	$—	$—	$(610)
Net (loss) income attributable to WeWork Inc.	$—	$—	$(63)

PacificCo
During 2017, a consolidated subsidiary of the Company (“PacificCo”) sold $500 million of Series A-1 Preferred Stock at a price of $10.00 per share and a liquidation preference of $10.00 per share to an affiliate of SBG. PacificCo was the operator of the Company’s businesses in selected markets in Asia other than those included in the Greater China and Japan territories described above, including but not limited to Singapore, Korea, the Philippines, Malaysia, Thailand, Vietnam and Indonesia.
The initial closing occurred on October 30, 2017 and all of the PacificCo Series A-1 Preferred Stock was issued at that time, however the Company received contributions totaling $200 million at the initial closing and an additional $100 million during the year ended December 31, 2018. Pursuant to the terms of the agreement an additional $100 million was required to be contributed in each of 2019 and 2020. The Company received $100 million in August 2019 and the remaining $100 million scheduled to be received in 2020 was canceled effective upon our entry into a definitive agreement providing for the completion of the PacificCo Roll-up (as defined below) in connection with the SoftBank Transactions in March 2020.
In October 2019, in connection with the SoftBank Transactions, the Company, SBG and SoftBank Vision Fund agreed to use reasonable best efforts to negotiate and finalize the final forms for the exchange of all interests held by affiliates of SBG in PacificCo for 28,489,311 shares of the Company's Series H-1 or H-2 Convertible Preferred Stock with a liquidation preference of $14.04 per share (the "PacificCo Roll-up"). On March 31, 2020, the Company signed the definitive agreements for the PacificCo Roll-up and in April 2020, the Company closed the PacificCo Roll-up and issued 28,489,311 shares of the Company's Series H-1 Convertible Preferred Stock. Upon completion of the PacificCo Roll-up in April 2020, PacificCo became a wholly owned subsidiary of the Company and is no longer a VIE.
The 28,489,311 shares of Series H-1 Convertible Preferred Stock issued in connection with the PacificCo Roll-up had a fair value of $9.84 per share upon issuance to affiliates of SBG in April 2020. As the share exchange represents an increase in the Company's ownership of PacificCo while control of PacificCo was retained, the carrying amount of the noncontrolling interest was adjusted to reflect the change in the Company's ownership interest in PacificCo and the Company accounted for the share exchange as an equity transaction with no gain or loss recognized on the acquisition of the noncontrolling interests.
Just prior to the PacificCo Roll-up, the PacificCo noncontrolling interest had a carrying value on the Company's Consolidated Balance Sheets of $93 million, including $10 million in accumulated other comprehensive income previously allocated to the noncontrolling interest holders. Upon consummation of the PacificCo Roll-up, the noncontrolling interest was reduced by the entire $93 million carrying value and the $10 million of accumulated other comprehensive income was allocated to the Company to adjust for the change in ownership of PacificCo through a corresponding charge to additional paid-in capital. The difference between the $280 million fair value of the Series H-1 Convertible Preferred Stock issued as consideration and the $93 million carrying value of the noncontrolling interest was reflected as a charge to additional paid-in capital totaling $188 million.